UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2010

BLACKROCK KELSO CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 4, 2010, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2010. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 3, 2010, John H. Blevins, Chief Compliance Officer of BlackRock Kelso Capital Corporation (the “Company”), resigned from the Company to fulfill his duties as Managing Director and Deputy Chief Compliance Officer of BlackRock, Inc., effective as of the close of business on such date. The Company’s Board of Directors has approved the appointment of Matthew J. Fitzgerald to replace Mr. Blevins as the Company’s Chief Compliance Officer.

Mr. Fitzgerald is currently a Director in the Legal and Compliance Department of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Mr. Fitzgerald leads the portfolio management advisory team of BlackRock’s Legal and Compliance Department. He also advises on numerous legal and regulatory matters including public and private fund investments, investment advisor and fund regulation and broker-dealer and futures regulation. Mr. Fitzgerald has approximately 20 years of experience as a financial services lawyer and compliance professional, and has been working at BlackRock (via Barclays Global Investors) for six years. Before joining Barclays Global Investors in 2004, Mr. Fitzgerald was the General Counsel of a Hong Kong SFC registered dealer and financial/investment advisory firm. From 1991 to 2000, he practiced law with Brown and Wood LLP and Kirkpatrick and Lockhart in Washington, D.C. advising banks, broker-dealers and investment advisors on regulatory matters, capital markets transactions and compliance issues. He is a graduate of Yale College and Emory University Law School and was born in 1964.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on November 4, 2010 announcing the declaration of a fourth quarter dividend of $0.32 per share. The dividend is payable on January 3, 2011 to stockholders of record as of December 20, 2010.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of November 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: November 4, 2010	By:	/S/ FRANK D. GORDON
	Name:	Frank D. Gordon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of November 4, 2010